the STRENGTH of WORKING TOGETHER SM Second Quarter 2008 Earnings Conference Call Monday, August 4, 2008 Exhibit 99.2

Crawford®

BROADSPIRE®
a Crawford Company

The Garden City Group, Inc.

Crawford®

Second Quarter Earnings Review
August 4, 2008
• Founded in 1941, Crawford is the largest independent global provider of claims management solutions and a fully
integrated global provider of these solutions for the growing multi-national market.
• Crawford is divided into four reporting segments that support the strategic positioning of the Company in a changing
market place:
– U.S. Property & Casualty
• Serves the U.S. insurance company market
– International Operations
• Serves the global insurance industry and multinational
corporations
– Broadspire
• Serves large national accounts, carriers and self-insured
entities
– Legal Settlement Administration
• Provides administration for class action settlements and
bankruptcy matters
• The Company’s independence, global presence and
diversified business lines are key competitive advantages
which set Crawford apart from its competitors.

Forward-looking Statements and Segment
Operating Earnings
Forward Looking Statements:
Some of the matters discussed and included in this presentation include forward-looking statements that involve risks and uncertainties. The Company’s actual results achieved in any future periods may differ materially from results that might be implied by such forward-looking statements. The Company undertakes no obligation to publicly release any revisions to any forward-looking statement made in this presentation to reflect events or circumstances occurring after the date of this presentation, or to reflect the occurrence of unanticipated events.  For a complete discussion regarding factors which could affect the Company’s financial performance, please refer to the Company’s Form 10-K for the year ended
December 31, 2007 filed with the Securities and Exchange Commission, particularly the information under the headings “Business”, “Risk Factors”, “Legal Proceedings”, and “Management’s Discussion
and Analysis of Financial Condition and Results of Operations”.
Segment Operating Earnings:
Segment operating earnings represent earnings before net corporate interest expense, amortization of customer-relationship intangible assets, stock option expense, income tax expense, unallocated corporate and shared costs, and gains on asset sales. On January 1, 2008 the Company’s Strategic
Warranty Services unit was moved from the Legal Settlement Administration segment to the U.S.
Property & Casualty segment. Prior period results for both segments have been restated to reflect this transfer. Subsequent to March 31, 2007, the Company changed its method of allocating certain corporate overhead costs to each of its operating segments. Prior period results have been restated to reflect the current allocation method.

“The Strength of Working Together”
“The Strength of Working Together” is unifying the
Company around consistent goals:
Adaptive leadership team responding to changing
economic conditions
Increasing emphasis on sources of additional
revenue growth
– Selling Crawford services into the existing client base through key account management
Driving technology forward
– Creating operational efficiencies
– Global economies of scale
Being a target-driven organization
– Setting long term goals, 2009 to 2011

Second Quarter 2008 Overview
•
Strong performance in a difficult operating
environment
Revenue growth of 9.4% supported by cost reduction
initiatives
Net income up 167% over 2007 quarter, adjusting for
2007 gain on sale of office building
•
Strong revenue growth internationally and in
U.S. Property & Casualty offset declines in other
businesses
International growth of 27.9%
U.S. Property & Casualty revenues up 7.2%
•
Improved earnings per share to $0.16 from $0.12
Improved operating margins
SG&A costs increased 5% but declined 90 bps as a
percent of revenue
•
Improvement in cash and balance sheet metrics
Cash flow from operations increased
200
210
220
230
240
250
260
270
2Q 2008 2Q 2007
Revenue
$ in millions
5
5.5
6
6.5
7
7.5
8
2Q 2008 2Q 2007
Net Income
$ in millions
$263.3
$240.5
$7.9
$6.1

Second Quarter 2008 Highlights
•
U.S. Property & Casualty
Revenue growth of 7.2%
Operating margin increased to 9.9% in 2008
from 2.5% in 2007
Catastrophe revenue up $2.2 million
Technology-driven efficiencies realized
Claims referred declined 3.4%
100
105
110
115
120
2Q 2008 2Q 2007
USP&C Claims
Claims referred in 000s
113.7
117.7
145
147
149
151
153
155
157
159
2Q 2008 2Q 2007
International Claims
Claims referred in 000s
155.4
151.3
•
International Operations
Strong global revenue growth of 27.9%
Operating margin increased to 9.2% in 2008
from 5.2% in 2007
Claims referred increased 2.7%

Second Quarter 2008 Highlights
•
Legal Settlement Administration
Revenue declined 6.8%
Operating margin increased to 16.1% in
2008 from 14.4% in 2007
Growing backlog of $52.8 million
30
35
40
45
50
55
60
1Q 2008 1Q 2007
Backlog
Backlog in millions
$52.8
$41.1
55
57
59
61
63
65
67
69
71
2Q 2008 2Q 2007
Broadspire Claims
Claims referred in 000s
62.9
71.0
•
Broadspire
Revenue decline of 4.9%
Positive operating earnings of $2.5 million in
the quarter
RiskTech
deployment on schedule
94% retention rate
Claims referred declined 11.4%

2008 Outlook
•
Consolidated revenue before reimbursements
between $1.02 billion and $1.03 billion
•
Consolidated operating earnings between $63.4
million and $68.1 million
•
After reflecting stock-based compensation expense,
net corporate interest expense, amortization of
customer-relationship intangible assets and income
taxes, consolidated net income on a GAAP basis
between $25.6 million and $27.7 million
•
Earnings per share of $.50 to $.54

the STRENGTH of WORKING TOGETHER SM Second Quarter 2008 Financial Review

Second Quarter 2008 Financials
Quarter Ended June 30 2008 2007 % Change
Revenues:
    Revenues Before Reimbursements
$263,265
$240,537 9%
    Reimbursements 26,001 15,694 66%
Total Revenues
289,266
256,231 13%
Costs and Expenses:
         Cost of Services Before Reimbursements
190,626
178,949 7%
         Reimbursements 26,001 15,694 66%
    Total Cost of Services
216,627
194,643 11%
    Selling, General, and Administrative Expenses
55,265
52,705 5%
    Corporate Interest Expense, Net 4,656 4,232 10%
Total Costs and Expenses 276,548 251,580 10%
    Gain on Sale of Former Corporate Headquarters -                              4,844 nm
Income Before Income Taxes 12,718 9,495 34%
Income Taxes
4,786
3,443 39%
Net Income $7,932 $6,052 31%
Diluted Earnings Per Share - After Gain on Disposal $0.16 $0.12 31%
Diluted Earnings Per Share - Before Gain on Disposal $0.16 $0.06 167%
nm = not meaningful
CRAWFORD  &  COMPANY
CONDENSED CONSOLIDATED STATEMENTS  OF  INCOME
(In Thousands, Except Per Share Amounts)
Unaudited

60
70
80
90
100
110
120
2Q 2008 2Q 2007
Revenue
0
2
4
6
8
10
12
2Q 2008 2Q 2007
Operating Earnings
$ in millions
$ in millions
Second Quarter 2008 Financials
$113.4
$88.7
$10.4
$4.6
Revenue increased 20.0% on a constant dollar basis.
Significant client wins.
Summary Results, International
For the quarter ended June 30, 2008 and 2007
in Thousands Except Percentages
Unaudited
2008 2007 % Change
Revenues
113,433 $
88,655 $     27.9%
Total Operating Expenses 102,987        84,089        22.5%
Operating Earnings 10,446 $       4,566 $       128.8%
Operating Margin
9.2%
5.2%

0
10
20
30
40
50
60
2Q 2008 2Q 2007
Revenue
0
1
2
3
4
5
6
2Q 2008 2Q 2007
Operating Earnings
$ in millions
$ in millions
Second Quarter 2008 Financials
$47.7
$51.2
$1.2
$5.1
Improved margins through strong cost management.
Catastrophe revenue up $2.2 million from 2007 to 2008.
Reduction in claim referrals due to client decision to in-
source high volume, low margin vehicle claims.
Summary Results, U.S. Property & Casualty
For the quarter ended June 30, 2008 and 2007
in Thousands Except Percentages
Unaudited
2008
2007 % Change
Revenues 51,198 $       47,748 $     7.2%
Total Operating Expenses
46,106
46,551        -1.0%
Operating Earnings
5,092 $
1,197 $       325.4%
Operating Margin 9.9% 2.5%

0
20
40
60
80
100
2Q 2008 2Q 2007
Revenue
0
0.5
1
1.5
2
2.5
3
2Q 2008 2Q 2007
Operating Earnings
$ in millions
$ in millions
Second Quarter 2008 Financials
$79.1
$83.1
$2.8
$2.5
Worker’s Comp market continues challenging.
Strong client retention and cross-selling partially
offset run-off revenue decline.
Summary Results, Broadspire
For the quarter ended June 30, 2008 and 2007
in Thousands Except Percentages
Unaudited
2008
2007 % Change
Revenues
79,065 $
83,138 $     -4.9%
Total Operating Expenses
76,525
80,359        -4.8%
Operating Earnings
2,540 $
2,779 $       -8.6%
Operating Margin
3.2%
3.3%

18.5
19
19.5
20
20.5
21
2Q 2008 2Q 2007
Revenue
0
0.5
1
1.5
2
2.5
3
3.5
2Q 2008 2Q 2007
Operating Earnings
$ in millions
$ in millions
Second Quarter 2008 Financials
$19.6
$21.0
$3.0 $3.1
Improved margins through strong cost management.
Backlog of over $52 million.
Summary Results, Legal Settlement Administration
For the quarter ended June 30, 2008 and 2007
in Thousands Except Percentages
Unaudited
2008
2007 % Change
Revenues 19,569 $       20,996 $     -6.8%
Total Operating Expenses 16,427          17,963        -8.6%
Operating Earnings 3,142 $         3,033 $       3.6%
Operating Margin 16.1% 14.4%

Second Quarter 2008 Financials
Crawford & Company
Balance Sheet Highlights
As of June 30, 2008 and December 31, 2007
                                                            (Unaudited, in thousands)
         June 30,     December 31,
                 2008                  2007
Change
Cash, cash equivalents, and short-term investments $48,346 $50,855 ($2,509)
Accounts receivable, net 191,980 178,528
13,452
Work in process 131,899 136,652
(4,753)
     Total receivables 323,879 315,180 8,699
Deferred revenues, net                    102,905 109,603 (6,698)
Pension liabilities 67,375 76,977
(9,602)
Current portion of long-term debt, capital leases
and short-term borrowings 35,724 31,864
3,860
Long-term debt 182,381 183,449
(1,068)
     Total debt 218,105 215,313
2,792
Total stockholders' equity 272,576 254,215
18,361
Net debt* 169,759 164,458 5,301
Total debt / capitalization 44% 46%
*Net debt is defined by the Company as long-term debt, capital leases and short-term borrowings, net of cash, cash equivalents, and short-term investments.

Second Quarter 2008 Financials
Free Cash Flow
For the year-to-date period ended June 30, 2008 and 2007
Unaudited
                                        (In Thousands)
      June 30,     June 30,
          2008
        2007 Change
Net Income $17,000 $9,359 $7,641
   Plus: Depreciation / Non-Cash Items 14,837
14,540 297
   Less: Special Credits -
(8,824) 8,824
   Less: Working Capital Growth (17,962)
(21,435) 3,473
   Less: U.S. Pension Contributions (2,900) -             (2,900)
Operating Cash Flow 10,975
(6,360) 17,335
   Less: Capital Expenditures (7,054) (7,039) (15)
   Less: Internally Developed Software (6,183) (4,977) (1,206)
   Less: Mandatory Principal Payments (1,050) (1,050) -
Free Cash Flow ($3,312) ($19,426) $16,114

the STRENGTH of WORKING TOGETHER SM